                            REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of January [__], 1998 (this "Agreement"), among Getty Images, Inc., a Delaware corporation (the "Company"), Getty Communications plc, a public limited company organized under the laws of England and Wales ("Getty Communications"), PhotoDisc, Inc., a Washington corporation ("PhotoDisc"), and Carlton Communications BV, a company organized under the laws of The Netherlands ("Carlton").

         WHEREAS, the Company, Getty Communications, PhotoDisc and Print
Merger, Inc., a Washington corporation and a wholly owned subsidiary of the Company ("Merger Sub"), are parties to the Merger Agreement (the "Merger Agreement") dated as of September 15, 1997, pursuant to which and subject to the terms and conditions contained therein, (i) the Company and Getty Communications will enter into a scheme of arrangement in accordance with the Companies Act of 1985 of Great Britain (the "Scheme of Arrangement") and (ii) Merger Sub will be merged with PhotoDisc (the "Merger", and together with the Scheme of Arrangement, the "Transactions"); and

         WHEREAS, Getty Communications and Carlton are parties to the Subscription Agreement (the "Subscription Agreement"), dated as of December 10, 1996;

         WHEREAS, Getty Communications and Carlton are parties to the Registration Rights Agreement (the "Old Carlton Registration Rights Agreement"), dated as of December 10, 1996;

         WHEREAS, the Company, Getty Communications, PhotoDisc and Carlton are parties to the Voting Agreement (the "Carlton Voting Agreement"), dated as of September 16, 1997; and

         WHEREAS, the parties hereto desire to terminate the Subscription Agreement, the Old Registration Rights Agreement, the Carlton Voting Agreement and the Letter Agreement, and to enter into this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions contained herein, the parties hereto agree as follows:

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                                                                     Page 2


                                      ARTICLE I

                                     DEFINITIONS

         SECTION 1.01. As used in this Agreement, the following terms shall have the following respective meanings:

              "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

              "COMPANY COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Company.

              "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

               "HOLDER" shall mean Carlton or any transferee or assignee thereof to whom the rights under this Agreement are assigned in accordance with the provisions of Section 3.11 hereof.

               "PERSON" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange
    Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

              "PROSPECTUS" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect of the terms of the offering of any security of the Company covered by such Registration Statement and all other amendments or supplements to the prospectus, including post-effective amendments, and all material incorporated, or deemed to be incorporated, by reference in such prospectus.

              "REGISTRABLE SECURITIES" shall mean any Company Common Stock issued to Carlton pursuant to the Scheme of Arrangement or securities which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, or reclassification. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such Registrable Securities are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned, or (iii) such Registrable Securities shall have ceased to be outstanding.

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                                                                     Page 3

              "REGISTRATION STATEMENT" shall mean any registration statement under the Securities Act filed by the Company, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated, or deemed to be incorporated, by reference in such registration statement.

              "SECURITIES ACT" shall mean the United States Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.


                                      ARTICLE II

                 AGREEMENTS IN RESPECT OF THE REGISTRABLE SECURITIES

         SECTION 2.01. INCIDENTAL REGISTRATION. If, at any time following the completion of the Transactions, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Company Common Stock (i) for its own account (other than a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of Company Common Stock, the Company shall give written notice of such proposed filing to the Holder as soon as practicable (but in any event not less than 30 days before the anticipated filing date), and such notice shall offer the Holder the opportunity to register such number of Registrable Securities as the Holder shall request. Upon the written direction of the Holder, given within 20 days following the receipt by the Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by the Holder), the Company shall include in such Registration Statement (an "Incidental Registration") such number of Registrable Securities as shall be set forth in such notice. Notwithstanding anything contained herein, if the lead underwriter of an offering involving an Incidental Registration delivers a written opinion to the Company that the inclusion of such Registrable Securities would (i) materially and adversely affect the price of the Company Common Stock to be offered or (ii) result in a greater amount of Company Common Stock being offered than the market could reasonably absorb, then the number of Registrable Securities to be registered by the Holder shall be reduced to the extent that, in the lead underwriter's opinion, neither of the effects in the foregoing clauses (i) and (ii) would result from the number of shares of Company Common Stock proposed to be issued by the Company. Nothing contained herein shall require the Company to reduce the number of shares of Company Common Stock proposed to be issued by the Company.

         SECTION 2.02. SHELF REGISTRATION. In the event that the Company shall not have filed with the Commission on or prior to March 31, 1998 a Registration Statement in which the Holder has been entitled to participate in accordance with Section 2.01, the Company agrees it shall, as promptly as practicable after March 31, 1998, prepare and file

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                                                                     Page 4

with the Commission a Registration Statement (a "Shelf Registration" and, collectively with an Incidental Registration, a "Registration") providing for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by the Holder; PROVIDED, HOWEVER, that if (i) the Company is then using its reasonable best efforts to file an Incidental Registration with the Commission pursuant to Section 2.01, the Company need not file a Shelf Registration with the Commission until the earlier of (i) 14 days after a decision is taken not to proceed with such Incidental Registration and (ii) June 30, 1998. After such Shelf Registration is filed with the Commission, the Company shall use its reasonable best efforts to cause such Shelf Registration to be declared effective promptly and to keep the Shelf Registration continuously effective under the Securities Act until the date which is one year after the Closing of the Transactions under the Merger Agreement, or such earliest date when
(i) all Registrable Securities covered by the Shelf Registration have been sold, (ii) the Holder shall have sold Registrable Securities pursuant to the Shelf Registration in two Sales Periods (as defined in Section 2.03 hereof) or (iii) all Registrable Securities held by the Holder can be sold within a three month period under Rule 144 under the Securities Act. The Company may, if its executive officers determine in the good faith exercise of their reasonable judgment that it would be inadvisable to effect the Shelf Registration, or to permit the commencement of any Sales Period, defer such Shelf Registration or the commencement of such Sales Period.

         SECTION 2.03. LIMITATION ON METHOD OF SALES. The Holder agrees, and the Shelf Registration shall provide in its plan of distribution, that the Holder will sell such Registrable Securities only in accordance with this
Section 2.03. No sales of Company Common Stock included in the Shelf Registration shall be made except during the 30 day period ("Sales Period") commencing five days after the public announcement by the Company of quarterly or annual operating results; PROVIDED that sales pursuant to the Shelf Registration may be made only during two Sales Periods and not more than that number of shares having an aggregate market value of $[___] shall be sold in any one Sales Period; and PROVIDED, FURTHER, that any Sales Period commenced by notification pursuant to this Section 2.04 shall count as one of the two Sales Periods permitted by this Section 2.03 whether or not sales are in fact made during such Sales Period. Sales of Registrable Securities included in the Shelf Registration shall be made through the facilities of the Nasdaq National Market ("Nasdaq") through any of three Nasdaq member firms designated by and mutually acceptable to the Company and the Holder. The Company and the Holder agree that [____], [_____] and [____] are acceptable Nasdaq member firms.

         SECTION 2.04. NOTIFICATION OF SALES. If the Holder intends to sell some or all of its Registrable Securities during a Sales Period pursuant to
Section 2.02 or 2.03, the Holder shall give notice in writing to the Company ten trading days prior to making any sale of Registrable Securities pursuant to the Shelf Registration during any Sales Period. Such notice shall constitute commencement of one of the two Sales Periods during which the Holder may dispose of Registrable Securities pursuant to the Shelf Registration unless the Holder is unable to sell Registrable Securities pursuant to the Shelf Registration for at least ten trading days during such Sales Period as a result of (a) such determination, pursuant to Section 2.02 hereof, by the Company not to effect the Shelf Registration or permit the commencement of a Sales

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                                                                     Page 5

Period or to defer the Shelf Registration or commencement of such Sales Period or (b) a notification under Section 2.05(v) hereof. The Holder shall advise the Company on a weekly basis of sales pursuant to the Shelf Registration.

         SECTION 2.05.  REGISTRATION PROCEDURES. (a)   In connection with each
Registration, and in accordance with the intended method or methods of distribution of the Company Common Stock as described in such Registration, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations):

         (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter; PROVIDED, HOWEVER, that the Company shall use its reasonable best efforts to cause a Registration Statement on Form S-3 to remain effective until the earlier of (i) the disposition of all the Registrable Securities registered thereto, and (ii) the expiration of the 90-day period commencing on the first day of the effectiveness of such Registration;

        (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

       (iii) furnish to the Holder such numbers of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto), in conformity with the requirements of the Securities Act and such other documents and information as it may reasonably request;

        (iv) use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (iv) be obligated to do so; and PROVIDED, FURTHER, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Holder submit any of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Holder agrees to do so;


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                                                                     Page 6


         (v) promptly notify the Holder, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

       (vi) use its reasonable best efforts to furnish, at the request of the Holder requesting Registration of Registrable Securities pursuant to Sections 2.01 or 2.02 hereof, if the method of distribution is by means of an underwriting, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request, as to such matters as such underwriters or the Holder, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder and, if such accountants refuse to deliver such letters to the Holder, then to the Company (A) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (B) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the Registration in respect of which such letter is being given as such underwriters or the Holder, as the case may be, may reasonably request and as would be customary in such a transaction;

       (vii) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the Registration Statement;


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                                                                     Page 7

      (viii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

       (ix) use its reasonable best efforts to list the Company Common Stock covered by such Registration Statement with any securities exchange on which the Company Common Stock are then listed.

         (b) The Holder shall furnish to the Company in writing such information regarding the Holder and its intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the Prospectus relating to such Registrable Securities conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Holder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding the Holder or its intended method of distribution of such Registrable Securities or omits to state any material fact regarding the Holder or its intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information, or required so that such prospectus shall not contain, with respect to the Holder or the intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         SECTION 2.06.  REGISTRATION EXPENSES.   All expenses incurred in
connection with a Registration pursuant to Sections 2.01 and 2.02 of this Agreement, excluding underwriters' discounts and commissions and any stamp or transfer tax or duty, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of one counsel for the Holders and fees and disbursements of counsel for the Company incurred in connection with each registration shall be paid by the Company. The Holder shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or


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                                                                     Page 8
duty and the fees and disbursements of counsel for the Holder other than the one counsel referred to above incurred in connection with the Shelf Registration applicable to securities offered for its account in connection with any Registrations, filings and qualifications made pursuant to this Agreement.

         SECTION 2.07.   INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall, and it hereby agrees to, indemnify and hold harmless the Holder, the Holder's directors and officers, and each person who participates as a placement or sales agent or as an underwriter (within the meaning of the Securities Act) in any offering or sale of the Registered Securities, against any losses, claims, damages or liabilities ("Losses") to which the Holder or such agent or underwriter may become subject, insofar as such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus contained therein or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Holder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such action, proceeding or claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.07(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company which consent shall not be unreasonably withheld; PROVIDED, FURTHER, that the Company shall not be liable to any such person in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus contained therein, in reliance upon and in conformity with written information furnished to the Company by the Holder or any agent, underwriter or representative of the Holder expressly for use therein, or by the Holder's failure to furnish the Company, upon request, with the information with respect to the Holder, the Holder's directors and officers, or any agent, underwriter or representative of the Holder, or the Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that the Holder, the Holder's directors and officers, or such agent or underwriter sold securities to the person alleging such Loss without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to the Holder or such agent or underwriter, and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration.

         (b)  INDEMNIFICATION BY THE HOLDER AND ANY AGENT OR UNDERWRITERS.  The

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                                                                     Page 9

Holder shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any Losses, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement on the effective date thereof (including any Prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of the Holder expressly for use in connection with such Registration Statement or Prospectus, or by the Holder's failure to furnish the Company, upon request, with the information with respect to the Holder, the Holder's directors and officers, or any agent, underwriter or representative of the Holder, or the Holder's intended method of distribution, that is the subject of the untrue statement or omission; and the Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such Loss or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.07(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld.

         (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 2.07, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 2.07(a) or 2.07(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense

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                                                                     Page 10

thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         (d) CONTRIBUTION. The Holder and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 2.07(a) or
Section 2.07(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.07(d) were determined
(i) by pro rata allocation (even if the Holder or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.07(d). The amount paid or payable by an indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 2.07(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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                                                                     Page 11

         (e) BENEFICIARIES OF INDEMNIFICATION. The obligations of the Company under this Section 2.07 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Holder requesting or joining in a Registration and each agent and underwriter of the Registrable Securities and each person, if any, who controls the Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Holder and any agents or underwriters contemplated by this Section 2.07 shall be in addition to any liability that the Holder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         SECTION 2.08. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding any other provisions of this Agreement to the contrary, the registration rights granted pursuant to this Agreement shall terminate on the earlier of: (i) the date that the Registrable Securities held by such Holder can be sold within a three month period under Rule 144 under the Securities Act; or (ii) on the first anniversary of the date of this Agreement, regardless of the tradeability of any Registrable Securities held by the Holder.

         SECTION 2.09. UNDERWRITERS. If any of the Registrable Securities are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company after consultation with the Holder, PROVIDED, that such managing underwriter or underwriters must be of recognized international standing.

         SECTION 2.10. LOCKUP. The Holder shall, in connection with any Registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Securities (other than that included in the Registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred and eighty (180) days from the effective date of such Registration as the Company or the underwriters may specify; PROVIDED, HOWEVER, that all executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any Registrable Securities under the circumstances and pursuant to the terms set forth in this Section 2.10.

         SECTION 2.11. TRANSFER OF REGISTRATION RIGHTS. The Holder may not transfer its rights under this Agreement without the written consent of the Company.

         SECTION 2.12. PUBLIC INFORMATION. The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

                                     ARTICLE III

                           TERMINATION OF PRIOR AGREEMENTS

         SECTION 3.01. TERMINATION OF PRIOR AGREEMENTS. Each of the Subscription Agreement, the Old Carlton Registration Rights Agreement and the Carlton Voting Agreement is hereby terminated.


                                      ARTICLE IV

                                    MISCELLANEOUS

         SECTION 4.01. EXPENSES. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         SECTION 4.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given and made upon receipt) by delivery in person, by courier service, by cable, by facsimile, by telegram, by telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.02):

         (a)  if to the Company:

              Getty Images, Inc.
              500 North Michigan Avenue, Suite 1700
              Chicago, Illinois 60611
              Facsimile:  [_______]
              Attention:  [_______]

              with copies to:

              Clifford Chance
              200 Aldersgate
              London EC1A 4JJ
              Facsimile:  (44171) 600-5555
              Attention:  Michael Francies

              Shearman & Sterling
              555 California Street

              San Francisco, California 94104
              Facsimile:  (415) 616-1199
              Attention:  Christopher D. Dillon

         (b)  if to the Holder:

              Carlton Communications B.V.
              Vossenbeomd 51
              5705 CL Helmond
              The Netherlands
              Facsimile: [_______]
              Attention: [_______]

              with a copy to:

              Carlton Communications B.V.
              25 Knightsbridge
              London SW1X 7RZ

         SECTION 4.03.  PUBLIC ANNOUNCEMENTS.   No party to this Agreement
shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party (except to the extent that such disclosure is required by law or the rules of the Nasdaq National Market), and, to the extent practicable, the parties shall cooperate as to the timing and contents of any such press release or public announcement.

         SECTION 4.04. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 4.05. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

         SECTION 4.06. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof, except as otherwise expressly provided herein.

         SECTION 4.07. ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of any transferee unless such transferee shall have complied with the terms of Section 2.11. No Holder may assign any of its rights hereunder to any Person other than a transferee that has complied with the requirements of Section 2.11 in all respects.

         SECTION 4.08. NO THIRD PARTY BENEFICIARY. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         SECTION 4.09. AMENDMENT. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto or (b) by a waiver in accordance with Section 4.10 of this Agreement.

         SECTION 4.10. WAIVER. Any party to this Agreement may (a) extend the time for the performance of any obligations or other acts of any other party hereto or (b) waive compliance with any agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or as a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

         SECTION 4.11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any Delaware state or federal court sitting in the State of Delaware.

         SECTION 4.12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         SECTION 4.13. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 4.14. SURVIVAL. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement and made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Securities by the Holder, and the indemnification and contribution provisions set forth in Section 2.07 hereof shall survive termination of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized or in their individual capacities, as applicable.


                        GETTY IMAGES, INC.


                        By:
                              Name:
                              Title:


                        GETTY COMMUNICATIONS PLC


                        By:
                              Name:
                              Title:


                        PHOTODISC, INC.


                        By:
                              Name:
                              Title:


                        CARLTON COMMUNICATIONS BV


                        By:
                              Name:
                              Title: